                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

               --------------------------------------------

                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported) :
                              August 2, 1999
           ---------------------------------------------------


                         Lucent Technologies Inc.
                 --------------------------------------
          (Exact name of registrant as specified in its charter)


                                Delaware
             --------------------------------------------------
             (State or other jurisdiction of incorporation)


            1-11639                                  22-3408857
     ------------------------            ---------------------------------
     (Commission File Number)            (IRS Employer Identification No.)


    600 Mountain Avenue, Murray Hill, New Jersey         07974
  ----------------------------------------------    ---------------
      (Address of principal executive offices)         (Zip Code)


                              (908) 582-8500
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                      (Registrant's Telephone Number)
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Item 5.  Other Events.

On June 24, 1999, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 12, 1999 by and among Lucent Technologies Inc. ("Lucent"), Dasher Merger Inc. ("Dasher"), a wholly-owned subsidiary of Lucent, and Ascend Communications, Inc. ("Ascend"), Dasher was merged with and into Ascend (the "Merger"). Ascend was the surviving corporation in the Merger and became a wholly owned subsidiary of Lucent. In accordance with the Merger Agreement, the outstanding common stock of Ascend was converted into the right to receive approximately 371 million shares of Lucent common stock. The Merger has been accounted for as a "pooling-of-interests" under generally accepted accounting principles.

Included under Item 7 of this Report on Form 8-K are (I) restated consolidated financial information, including restated consolidated financial statements, at September 30, 1998 and 1997 and for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996 and (ii) restated financial information, including restated condensed consolidated financial statements, as of March 31, 1999 and for the six months ended March 31, 1999 and 1998, in each case giving retroactive effect to the Merger for all periods presented. The restated consolidated financial statements are now the historical financial statements of Lucent and supercede the historical financials included in the Company's Annual Report on Form 10-K as amended by Form 10-K/A filed on May 17, 1999 and restated in Form 8-K/A #1 filed on May 18, 1999.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c) The following exhibits are included with this Report:

                  Exhibit 12.1    Ratio of Earnings to Fixed Charges for the years ended
                                  September 30, 1998 and 1997, the nine months ended
                                  September 30, 1996 and the years ended December 31, 1995
                                  and 1994

                  Exhibit 12.2    Ratio of Earnings to Fixed Charges for the Six Months
                                  Ended March 31, 1999.

                  Exhibit 23.1    Consent of PricewaterhouseCoopers LLP

                  Exhibit 27.1    Financial Data Schedule at or for the Twelve Months ended
                                  September 30, 1998

                  Exhibit 27.2    Financial Data Schedule at or for the Six Months
                                  March 31, 1999

                  Exhibit 99.1    Restated financial information as of September 30, 1998
                                  and 1997 and for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996

                  Exhibit 99.2    Restated financial information as of March 31, 1999 and
                                  for the six months ended March 31, 1999 and 1998

                  Exhibit 99.3    Schedule II - Valuation and Qualifying Accounts

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Lucent Technologies Inc.



Dated: August 2, 1999

                                       By: /s/ James S. Lusk
                                          --------------------------
                                              By James S. Lusk
                                          Vice President and Controller
                                          (Principal Accounting Officer)

                           INDEX TO EXHIBITS

Exhibit 12.1 Ratio of Earnings to Fixed Charges for the years ended September 30, 1998 and 1997, the nine months ended September 30, 1996 and the years ended December 31, 1995 and 1994

Exhibit 12.2 Ratio of Earnings to Fixed Charges for the Six Months Ended March 31, 1999

Exhibit 23.1    Consent of PricewaterhouseCoopers LLP

Exhibit 27.1 Financial Data Schedule at or for the Twelve Months ended September 30, 1998

Exhibit 27.2    Financial Data Schedule at or for the Six Months
                March 31, 1999

Exhibit 99.1    Restated financial information as of September 30, 1998
                and 1997 and for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996

Exhibit 99.2 Restated financial information as of March 31, 1999 and for the six months ended March 31, 1999 and 1998

Exhibit 99.3    Schedule II - Valuation and Qualifying Accounts